Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. Ciena Corporation For the Quarter ended January 31, 2018 March 6, 2018 Investor presentation

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 2 Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s long-term financial targets, prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; the impact of the Tax Cuts and Jobs Act, changes in estimates of prospective income tax rates and any adjustments to Ciena's provisional estimates whether related to further guidance, analysis or otherwise; and the other risk factors disclosed in Ciena's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (SEC) on March 7, 2018 and Ciena’s Annual Report on Form 10-K filed with the SEC on December 22, 2017. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission.

Q1 Fiscal 2018 key achievements

1 Diversification and growth through market share gains

- Non-telco represented 35% of total revenue
- Direct webscale revenue was 15% of total revenue; $65 million for Waveserver
- Submarine business was up 10% year over year
- APAC contributed 17% of total revenue, and grew 25% year over year

2 Forcing the pace of innovation with next generation solutions

- 400G-capable WaveLogic Ai: 17 total customers
- Waveserver: 80 customers*
- Blue Planet Domain Controller and Orchestration: revenue up nearly 3x year over year

3 Delivering shareholder value and strengthening our balance sheet

- Share repurchase: Repurchased approximately 874,000 shares of common stock, for an aggregate of $19.5 million*
- Cash generation
  - Cash flow from operations: $36 million
  - Free cash flow: $10 million
- Stock Return for the quarter of 2% versus peer[1] average return of -2%

ciena

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary.

1. Peers include ACIA, ADTN, ADVA, CSCO, INFN, JNPR and NOKIA for the period 11/1/17-1/31/18

*as of March 5, 2018

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Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 4 Q1 Fiscal 2018 Financial Highlights * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation.

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 5 Q1 Fiscal 2018 Comparisons (Year-over-Year) 44.9% 42.6% Adj. Gross Margin* Q1'17 Q1'18 $621.5 $646.1 Revenue in millions Q1'17 Q1'18 8.5% 6.3% Adj. Operating Margin* Q1'17 Q1'18 * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. $0.17 $0.15 Adj. EPS* Q1'17 Q1'18 ($26.3) $35.7 Cash Flow from Operations in millions Q1'17 Q1'18 $69.9 $61.8 Adj. EBITDA* in millions Q1'17 Q1'18

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 6 Q1 Fiscal 2018 Comparisons (Revenue by Segment) (in millions) $496.0 $490.0 $53.5 $39.3 $96.6 $92.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 Q1'18 Q1'17 Networking Platforms Software & Software-Related Services Global Services

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 7 Q1 Fiscal 2018 Revenue by Segment (Amounts in millions) Q1 FY 2018 Q1 FY 2017 Revenue %* Revenue %* Networking Platforms Converged Packet Optical $427.4 66.1 $417.8 67.2 Packet Networking 68.6 10.6 72.2 11.6 Total Networking Platforms 496.0 76.7 490.0 78.8 Software and Software-Related Services Software Platforms 29.6 4.6 17.0 2.7 Software-Related Services 23.9 3.7 22.3 3.6 Total Software and Software- 53.5 8.3 39.3 6.3Related Services Global Services Maintenance Support and Training 56.0 8.7 55.0 8.9 Installation and Deployment 30.0 4.7 27.9 4.5 Consulting and Network Design 10.6 1.6 9.3 1.5 Total Global Services 96.6 15.0 92.2 14.9 Total $646.1 100.0% $621.5 100.0% * Denotes % of total revenue

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 8 U.S. and International Revenue (Amounts in millions) Revenue Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 United States $383.4 $418.2 $438.1 $392.0 $379.7 International $262.7 $326.2 $290.6 $315.0 $241.8 Total $646.1 $744.4 $728.7 $707.0 $621.5 % of Total Revenue Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 United States 59.3% 56.2% 60.1% 55.4% 61.1% International 40.7% 43.8% 39.9% 44.6% 38.9% Total 100.0% 100.0% 100.0% 100.0% 100.0%

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 9 Q1 Fiscal 2018 Revenue by Geographic Region 62.4%15.1% 5.4% 17.1% North America Europe, Middle East and Africa Caribbean and Latin America Asia Pacific

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 10 Revenue by Geographic Region (Amounts in millions) Revenue Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 North America $402.9 $440.5 $465.2 $424.4 $405.9 Europe, Middle East and Africa 97.8 110.7 96.1 105.8 91.5 Caribbean and Latin America 34.6 43.5 51.7 33.9 35.2 Asia Pacific 110.8 149.7 115.7 142.9 88.9 Total $646.1 $744.4 $728.7 $707.0 $621.5 Revenue Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 North America 62.4% 59.2% 63.8% 60.0% 65.3% Europe, Middle East and Africa 15.1% 14.9% 13.2% 15.0% 14.7% Caribbean and Latin America 5.4% 5.8% 7.1% 4.8% 5.7% Asia Pacific 17.1% 20.1% 15.9% 20.2% 14.3% Total 100.0% 100.0% 100.0% 100.0% 100.0%

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 11 Q1 Fiscal 2018 Balance Sheet and Operating Metrics DSO

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 12 Strengthening balance sheet Ciena has improved its leverage and reduced its debt position Leverage Trend Net Debt Position (in millions) *Cash & cash equivalents $486 $777 $1,021 $1,143 $969 $987 $1,198 $1,451 $1,264 $1,254 $936 $937 $712 $674 $243 $111 ($33) ($50) ($200) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2013 2014 2015 2016 2017 Q1 2018 Cash Debt Net Debt* 13.2x 10.9x 6.0 4.4x 2.8x 2.5x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 2013 2014 2015 2016 2017 Q1 2018 Gross debt-to-EBITDA leverage ratio

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 13 Impact of the Tax Cuts and Jobs Act

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 14 Convertible Debt Overview

Convertible Notes and Diluted Earnings Per Share (EPS) Analysis (GAAP)

Outstanding Convertible Notes	Par Value (in thousands)	Underlying Shares (in thousands)	Conversion Price	Additional Shares In Diluted EPS Calculation (in thousands)	Quarterly Interest Expense Net of Tax (in thousands)	Diluted EPS Methodology[2]	Memo: Ciena's quarterly net income must be equal to or greater than the below amounts for the Underlying Shares to be included in Diluted EPS Calculation (in thousands)
3.75% Senior Convertible Notes due October 15, 2018 (Issued 8/2/2017)[1]	$ 288,730	14,318	$ 20.17	691[3]	N/A	Treasury Stock Method	N/A
3.75% Senior Convertible Notes due October 15, 2018 (Issued 10/18/2010)[1]	$ 61,270	3,038	$ 20.17	3,038	$ 466	If-Converted Method	$ 22,318
4.0% Convertible Senior Notes due December 15, 2020	$ 187,500	9,198	$ 20.39	9,198	$ 2,588	If-Converted Method	$ 41,345
Total	**$ 537,500**	**26,554**		**12,927**	**$ 3,054**		

(1) On August 2, 2017, a portion of our 3.75% Senior Convertible Notes due October 15, 2018 (Issued 10/18/2010) (the "Original 2018 Notes") were exchanged by the holders thereof for 3.75% Senior Convertible Notes due October 15, 2018 (Issued 8/2/2017) (the "New 2018 Notes"). The New 2018 Notes give Ciena the option, at its election, to settle conversions of such notes for cash, shares of its common stock, or a combination of cash and shares. Except with respect to the additional cash settlement options upon conversion, the New 2018 Notes have substantially the same terms as the Original 2018 Notes.

(2) **Description of Diluted EPS Methodologies:**
Treasury Stock Method - Convertible debt instruments that may be settled entirely or partly in cash (such as the New 2018 Notes) may, in certain circumstances where the borrower has the ability and intent to settle in cash, be accounted for utilizing the Treasury Stock Method. Under this method, the underlying shares issuable upon conversion of the notes (the "Underlying Shares") are excluded from the calculation of diluted EPS, except to the extent that the Conversion Value (as defined on the following slide) of the notes exceeds their par value. No adjustment is made to the EPS numerator for interest expense recorded. It is Ciena's current intent, as of the date of this presentation, that upon conversion of the New 2018 Notes, the principal amount of these notes will be settled in cash, and therefore Ciena intends to use the Treasury Stock Method with respect to these notes in its diluted EPS calculation. See the following slide for an illustration of this method at varying stock prices and the "Additional EPS Shares" that would be included in calculating diluted EPS.

If-Converted Method – Convertible debt instruments that must be settled in shares (such as the Original 2018 Notes and the 4.0% Convertible Senior Notes due December 15, 2020) are accounted for under the If-Converted Method. Under this method, diluted EPS is computed assuming the conversion of the notes at the beginning of the reporting period. Ciena adds back to the EPS numerator the recorded interest expense, net of tax, applicable to the notes for the relevant reporting period, and adds the Underlying Shares to the denominator to compute EPS under this method; provided that such adjustments do not increase diluted EPS. If such adjustments increase diluted EPS, then diluted EPS is computed with the interest expense as recorded and without any Additional EPS Shares for the Underlying Shares of such notes.

(3) Computed for illustrative purposes using the Treasury Stock Method based on Ciena's $21.19 average price per share during its fiscal first quarter. See the following slide for an illustration of the a calculation of Additional EPS Shares at varying stock prices.

NOTE: Net income, earnings per share and stock price assumptions in these materials are for illustrative purposes only and for the sole purpose of further explaining how diluted EPS is calculated in regard to Ciena's convertible notes. Such metrics do not reflect Ciena's business outlook. Ciena makes no assumptions as to whether or when it could achieve the relevant metrics provided in this presentation.

ciena. Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary.

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Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 16 Average Stock Price Per Share A Below $20.17 21 22 23 24 25 26 27 28 29 30 31 32 33 34 $ 35 Underlying Shares B Additional Shares in Diluted EPS Calculation (Additional EPS Shares) E÷A Conversion Value C = (A * B) Par Value D Conversion Value in Excess of Par Value E = (C - D) 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 14,318 N/A $ 300,678 314,996 329,314 343,632 357,950 372,268 386,586 400,904 415,222 429,540 443,858 458,176 472,494 486,812 $ 501,130 N/A 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 288,730 - 569 1,194 1,765 2,288 2,769 3,213 3,624 4,006 4,362 4,694 5,004 5,295 5,569 5,826 6,069 N/A $ 11,948 26,266 40,584 54,902 69,220 83,538 97,856 112,174 126,492 140,810 155,128 169,446 183,764 198,082 $ 212,400 Illustrative Treasury Stock Method for New 2018 Notes The following table (in thousands, except Stock Price Per Share) illustrates the treatment of Ciena’s New 2018 Notes in calculating diluted EPS in the future based on various hypothetical stock prices and using the Treasury Stock Method. The range of stock prices listed in the table are for illustrative purposes only. Additional EPS Shares would be issuable at Ciena stock prices above $35 per share with the calculation of such Additional EPS Shares to be determined using the same formula below. The actual number of shares of common stock, if any, issuable by Ciena upon conversion of any notes, will be governed by the terms of the indenture applicable to such notes.

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 17 Q1 Fiscal 2018 Appendix

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 18 Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 GAAP gross profit $271,765 $325,685 $328,076 $318,240 $273,785 Share-based compensation-products 672 694 709 708 561 Share-based compensation-services 625 561 619 679 628 Amortization of intangible assets 2,289 2,332 2,417 3,623 4,313 Total adjustments related to gross profit 3,586 3,587 3,745 5,010 5,502 Adjusted (non-GAAP) gross profit $275,351 $329,272 $331,821 $323,250 $279,287 Adjusted (non-GAAP) gross margin 42.6% 44.2% 45.5% 45.7% 44.9%

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 19 Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 GAAP operating expense $255,029 $269,886 $246,077 $260,420 $254,681 Share-based compensation-research and development 3,255 2,956 3,139 3,653 3,209 Share-based compensation-sales and marketing 3,328 3,218 3,242 3,513 2,873 Share-based compensation-general and administrative 4,474 4,130 4,321 3,417 5,453 Amortization of intangible assets 3,623 3,661 3,837 10,980 14,551 Significant asset impariments and restructuring costs 5,961 15,059 2,203 4,276 2,395 Total adjustments related to operating expense $20,641 $29,024 $16,742 $25,839 $28,481 Adjusted (non-GAAP) operating expense $234,388 $240,862 $229,335 $234,581 $226,200 Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 GAAP income from operations $16,736 $55,799 $81,999 $57,820 $19,104 Total adjustments related to gross profit 3,586 3,587 3,745 5,010 5,502 Total adjustments related to operating expense 20,641 29,024 16,742 25,839 28,481 Total adjustments related to income from operations 24,227 32,611 20,487 30,849 33,983 Adjusted (non-GAAP) income from operations $40,963 $88,410 $102,486 $88,669 $53,087 Adjusted (non-GAAP) operating margin 6.3% 11.9% 14.1% 12.5% 8.5%

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 20 Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 GAAP net income (loss) ($473,363) $1,160,056 $60,010 $38,026 $3,861 Exclude GAAP provision (benefit) for income taxes 477,940 (1,117,531) 7,726 3,568 410 Income before income taxes 4,577 42,525 67,736 41,594 4,271 Total adjustments related to income from operations 24,227 32,611 20,487 30,849 33,983 Loss on extinguishment of debt - - - - 41 Non-cash interest expense 749 525 535 526 513 Modification of debt - 692 - 2,924 - Adjusted income before income taxes 29,553 76,353 88,758 75,893 38,808 Non-GAAP tax provision on adjusted income before income taxes 7,645 27,869 32,397 27,701 14,165 Adjusted (non-GAAP) net income $21,908 $48,484 $56,361 $48,192 $24,643 Weighted average basic common shares outstanding 143,922 143,097 142,464 141,743 140,682 Weighted average dilutive potential common shares outstanding1 145,558 158,791 172,112 174,471 165,104 Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 GAAP diluted net income (loss) per common share $ (3.29) $ 7.32 $ 0.39 $ 0.25 $ 0.03 Adjusted (Non-GAAP) diluted net income per common share2 $ 0.15 $ 0.32 $ 0.35 $ 0.30 $ 0.17

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 21 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q1 FY 2018 Q4 FY 2017 Q3 FY 2017 Q2 FY 2017 Q1 FY 2017 Net income (loss) (GAAP) ($473,363) $1,160,056 $60,010 $38,026 $3,861 Add: Interest expense 13,734 13,926 13,415 13,308 15,203 Less: Interest and other income (loss), net 1,575 652 (848) (2,918) 370 Add: Provision for income taxes 477,940 (1,117,531) 7,726 3,568 410 Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 20,833 21,316 20,325 18,849 16,699 Add: Amortization of intangible assets 5,912 5,993 6,254 14,602 18,864 EBITDA $43,481 $83,108 $108,578 $91,271 $54,667 Add: Shared-based compensation cost 12,393 11,517 12,014 12,004 12,825 Add: Significant asset impairments and restructuring costs 5,961 15,059 2,203 4,276 2,395 Adjusted EBITDA $61,835 $109,684 $122,795 $107,551 $69,887

Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary. 22 • • • • • • • • •

23Copyright © Ciena Corporation 2018. All rights reserved. Confidential & Proprietary.